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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 30, 1998
                                                          -------------

                             CLYDE COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


                    Utah                             333-41837                          87-0260879
     ---------------------------------         ---------------------             ------------------------
      (State or other jurisdiction of               (Commission                     (I.R.S. Employer
       incorporation or organization)                 File No.)                    Identification No.)

                1423 Devonshire Drive  Salt Lake City, Utah   84108
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              (Address of principal executive offices)      (Zip Code)


                                 (801) 582-2783
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              (Registrant's telephone number, including area code)


                                      N/A
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              (Former name, former address and former fiscal year,
                          if changed since last report)

                               Page 1 of 3 pages
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                             CLYDE COMPANIES, INC.
                                (THE "COMPANY")

Item 7(a) and (b) of the Company's Form 8-K Current Report dated June 30, 1998 hereby is amended in its entirety to read as follows:

Item 7.  Financial Statements and Exhibits
------------------------------------------

          (a)(b) Financial statements of businesses acquired and pro-forma financial statements.

          No financial statements or pro forma financial statements are required to be filed with this report.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          REGISTRANT:

                                          CLYDE COMPANIES, INC.


                                          By  /s/ Richard C. Clyde
                                             ----------------------------
                                             Richard C. Clyde, President

Date:  July 16, 1998


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